EXHIBIT 32.1

DEEP GREEN WASTE & RECYCLING, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED

PURSUANT TO

SECTION 906 OF THE
SARBANES-OXLEY
ACT OF 2002

In connection with the quarterly report on Form 10-Q for the quarter ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), of Deep Green Waste & Recycling, Inc. (the “Company”), each of the undersigned officers of the Company hereby certify, in their capacity as an executive officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2021	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer
(Principal Executive Officer)

Date: November 5, 2021	/s/ Bill Edmonds
Bill Edmonds
Chief Financial Officer
(Principal Financial Officer)